                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                            FILED BY THE REGISTRANT X

                 FILED BY A PARTY OTHER THAN THE REGISTRANT / /

                           CHECK THE APPROPRIATE BOX:

                      / / PRELIMINARY INFORMATION STATEMENT
                / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                       (AS PERMITTED BY RULE 14C-5(D)(2))
                       X DEFINITIVE INFORMATION STATEMENT



                                 AB FUNDS TRUST
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               X NO FEE REQUIRED.
   / / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14C-5(G) AND 0-11.

       (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

        (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

      (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
       PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH
         THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

              (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

                               (5) TOTAL FEE PAID:

              / / FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

     / / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE

                                 AB FUNDS TRUST

                               GROWTH EQUITY FUND

                             2401 Cedar Springs Road
                                Dallas, TX 75201


October 7, 2003

Dear Shareholder:

      The enclosed Information Statement discusses actions that have been taken with respect to the Growth Equity Fund, a series of AB Funds Trust (the "Trust"). The Annuity Board of the Southern Baptist Convention, a majority shareholder of the Fund, has approved by written consent two sub-advisory agreements, the first among the Trust, SBC Financial Services, Inc. and Marsico Capital Management, LLC, ("Marsico") and the second among the Trust, SBC Financial Services, Inc. and Sands Capital Management, Inc. ("Sands") on behalf of the Growth Equity Fund. This consent also incorporated an increase to the sub-advisory expenses of nine (9) basis points.

      The new sub-advisory agreements with Marsico and Sands on behalf of the Growth Equity Fund have been approved in conjunction with the termination of a sub-advisory agreement with one of the Fund's sub advisers, Provident Investment Counsel ("Provident") and the reallocation of dollars from another sub-adviser in the Fund, Northern Trust ("Northern"). Marsico and Sands will replace Provident and Northern, and the terms of the new sub-advisory agreements are substantially identical to the sub-advisory agreements with the Growth Equity Fund's current sub-advisers.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Furthermore, the changes described in the attached Information Statement will result in a change in the Fund's fee ratio, but will not change the investment objective or policies as stated in the prospectus.

      If you have any questions, please call 1-800-262-0511 and we will be glad to assist you. Thank you for your continued support of the AB Funds Trust.

                                             Very truly yours,


                                             /s/ John R. Jones
                                             ---------------------------
                                             John R. Jones
                                             Senior Vice President

                                 AB FUNDS TRUST

                               GROWTH EQUITY FUND

                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498


                              INFORMATION STATEMENT


                                 OCTOBER 7, 2003

      This Document is an Information Statement for shareholders of the Growth Equity Fund (the "Fund"), a series of AB Funds Trust ("Trust"). SBC Financial Services, Inc. ("SBC Financial" or the "Adviser") serves as the investment adviser to the Fund and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The principal underwriter of the Fund is PFPC Distributors, Inc., whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the administration and accounting agent to the Fund and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

      As further described in the Fund's prospectus, the assets of the Fund are allocated among multiple sub-advisers. The Board of Trustees (the "Board") of the Trust and the Annuity Board of the Southern Baptist Convention (the "Annuity Board"), the controlling shareholder of the Fund, have approved (1) the termination of the sub-advisory agreement among the Trust, SBC Financial and Provident Investment Counsel; (2) the approval of the sub-advisory agreement among the Trust, SBC Financial and Marisco Capital Management, LLC; (3) the approval of the sub-advisory agreement among the Trust, SBC Financial and Sands Capital Management, Inc.; and (4) an increase of 0.09% in the Fund's overall management fee and annual net expenses as a result of such changes in the Fund's sub-advisory arrangements.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The purpose of this Information Statement is to provide you with information regarding the sub-adviser changes and the increase in fees as approved by the Board and by the Annuity Board.

      This Information Statement will be mailed on or about October 7, 2003 to the Fund's shareholders of record as of September 25, 2003 ("Record Date"). The Fund will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Fund's most recent Annual Report to Shareholders, free of charge, by calling 1-800-262-0511 or writing to AB Funds Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

      As of the Record Date, there were issued and outstanding 1,947,002; 88,310,271; and 8,522,597 shares of the Fund's Retail, Retirement and Institutional Classes, respectively.

      As disclosed in the Fund's prospectus, the Annuity Board at all times, directly or indirectly, controls the vote of at least 60% of the Fund's shares. The Fund will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board controls the vote on any matter that requires shareholder approval. A list of shareholders who owned beneficially or of record more than 5% of the shares of any class of the Fund as of the Record Date is included in Appendix A. As of the Record Date, the executive officers and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

INTRODUCTION

      At a special meeting held on September 18, 2003 (the "Meeting"), the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, SBC Financial, or any of the sub-advisers to the Fund, as that term is defined in the Investment Company Act of 1940 ("Disinterested Trustees"), voted to approve: (1) the termination of the sub-advisory agreement among the Trust, SBC Financial and Provident Investment Counsel; (2) the approval of the sub-advisory agreement among the Trust, SBC Financial and Marisco Capital Management LLC; (3) the approval of the sub-advisory agreement among the Trust, SBC Financial and Sands Capital Management Inc.; and (4) an increase of 0.09% in the Fund's management fee and annual net expenses as a result of such changes in the Fund's sub-advisory arrangements. Subsequently, the Annuity Board approved, by written consent, such changes in the Fund's sub-advisory arrangement and such increase in the Fund's fees.

TERMINATION OF PROVIDENT INVESTMENT COUNSEL AS SUB-ADVISER TO THE FUND

      The termination of the sub-advisory agreement with Provident Investment Counsel ("Provident") is effective on October 27, 2003. At the Meeting, the Board approved such termination based on information provided by the Adviser regarding concerns over both qualitative and quantitative issues related to the large-cap growth product at Provident and the Adviser's decreased level of confidence in the strategy's ability to meet the Fund's desired performance objectives. In addition to concerns relating to Provident's large-cap growth strategy, the Adviser reported to the Board that Provident made several changes to its personnel, organizational structure and decision-making processes over the past several years. These concerns led the Adviser to evaluate other sub-adviser strategies within the Fund. The Adviser reported to the Board that it believes that alternative growth strategies will improve the Fund's ability to meet its performance objectives and to grow the assets of the Fund. The Board and Annuity Board expect the relative investment performance of the Fund to improve as a result of a change in investment strategies.

      On July 19, 2001, SBC Financial and the Trust entered into a sub-advisory agreement with Provident Investment Counsel ("Provident") whereby Provident was appointed as a sub-adviser of the Fund. The sub-advisory agreement was approved by the Fund's initial shareholder on June 7, 2001. As sub-adviser, Provident was responsible for the management and growth of the assets of the Fund. The sub-advisory agreement with Provident discloses that Provident may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide them with research, analysis, advice or similar services. The sub-advisory agreement also provides that Provident will maintain all books and records required to be maintained by it pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"). Provident provides the Board or SBC Financial with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund's performance with respect to investments on its behalf made by Provident. The terms of the sub-advisory agreement with Provident provide for the automatic termination of the sub-advisory agreement with respect to the Fund upon its assignment or upon the termination of the Fund's investment advisory agreement with SBC Financial. The sub-advisory agreement further specifies that any party thereto may terminate it without penalty at any time, immediately upon written notice to the other parties.

      The fees payable to Provident pursuant to its sub-advisory agreement are calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to Provident for that period. For the fiscal year ended December 31, 2002, the aggregate investment advisory fee paid by the Fund was 0.75% of average daily net assets. (See "Comparison of Management Fees" below).

APPOINTMENT OF SUB-ADVISERS TO THE FUND

      At its Meeting, the Board, including a majority of the Disinterested Trustees, approved (1) a sub-advisory agreement among Marisco Capital Management, LLC, SBC Financial and the Trust, and (2) a sub-advisory agreement among Sands Capital Management, Inc., SBC Financial and the Trust (each an "Agreement" and together the "Agreements"). The Board considered SBC Financial's assessments that the prospective sub-advisers would each employ an investment strategy that would be complementary to that of the Fund's other sub-advisers, and would better enable the Fund to meet its investment objective. Subsequently, the Annuity Board approved, by written consent, the Agreements.

      Marisco Capital Management, LLC ("Marsico"), a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Marisco is a wholly owned subsidiary of Bank of America Corporation, located at 1200 17th Street, Suite 1300, Denver, Colorado 80202 that operates independently of Bank of America in all areas, including portfolio management, research, trading, compliance, and administration.

      Marsico is an asset management firm that specializes in investing in equity securities. As of September 15, 2003, Marsico had approximately $24 billion in assets, including the Marsico Funds, sub-advised mutual funds, institutional accounts for corporations and foundations, and individual accounts. More information about Marsico can be found in Appendix B.

      Sands Capital Management, Inc. ("Sands"), a Virginia corporation, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Sands is owned 70% by Frank Sands, Sr. and the remaining 30% is owned by Frank Sands, Jr. The address at which Messrs. Frank Sands, Sr. and Frank Sands, Jr. may be located is 1001 19th Street North, Suite 1450, Arlington, VA 22209.

      Sands is an independent investment management firm exclusively focused on investing in high-quality growth businesses. As of September 23, 2003, Sands had approximately $2.6 billion under management. More information about Sands can be found in Appendix C.

      At the Meeting of the Board, SBC Financial proposed to the Board the appointment of Marsico and Sands as sub-advisers to the Fund. In considering the appointment of Marsico and Sands as sub-advisers to the Fund, the Board reviewed the proposed services to be provided by Marsico and Sands and analyzed the factors it deemed relevant, including the nature, quality and scope of the services proposed for the Fund. The Board considered the past performance of the portfolio management team at Marsico and Sands in managing accounts with a similar investment strategy to the Fund. The Board noted that the proposed investment strategy of Marsico and Sands is complementary to that of the other current sub-advisers to the Fund. The Board also considered the compensation proposed for Marsico and Sands as sub-advisers to the Fund. Although the Fund's overall management fees and annual net expenses will increase by 0.09% of average net assets, the Board found the compensation payable to bear a reasonable relationship to the services to be rendered and to be fair and equitable (see "Comparison of Management Fees" below).

      After review and discussion of the above factors, the Board, including all of the Disinterested Trustees, unanimously approved the appointment of Marsico and the appointment of Sands to each serve as a sub-adviser to the Fund pursuant to their respective Agreement.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENTS

      It is anticipated that the Agreements will become effective on or about September 18, 2003. Except as to compensation and effective date, the terms of the Agreements are substantially identical in all respects to the existing sub-advisory agreements among the Trust, SBC Financial and the other entities that serve as sub-advisers to the Fund. The Agreements will continue in effect for an initial term of two years. Thereafter, the Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Fund, and also, in either event, if approved by a majority of the Disinterested Trustees.

      Under the Agreements, Marsico and Sands will each manage the assets of the Fund that are allocated to them by SBC Financial. Marsico and Sands each have discretion, pursuant to their respective Agreement, to purchase and sell securities for their allocated segment of Fund assets in accordance with the Fund's objectives, policies and restrictions, and the more specific strategies and guidelines provided by SBC Financial. Although Marsico and Sands are subject to the overall supervision of the Board and officers of the Trust and by SBC Financial, these parties do not evaluate the investment merits of specific securities transactions.

      The Agreements do not protect Marsico and Sands against liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or breach of their duties and obligations under the Agreements. The Agreements terminate automatically with respect to the Fund upon their assignment or upon the termination of the Fund's investment advisory agreement with SBC Financial. Any party thereto also may terminate the Agreements without penalty at any time, immediately upon written notice to the other parties. The investment objective, principal policies, restrictions and principal risks of the Fund will not change as a result of the change in sub-advisory agreements.

COMPARISON OF MANAGEMENT FEES

      The appointment of Marsico and Sands as sub-advisers of the Fund will result in an increase of 0.09% in the Fund's overall management fee and annual net expenses. This additional fee will be paid directly to the sub-advisers, and the profitability of SBC Financial will not be affected. SBC Financial will not in any way benefit from the fee increase. In addition, the fee waivers and expense reimbursements provided by the Adviser and currently in place will be adjusted to reflect the increased management fee. The Board approved amending the fee waiver letter agreement such that the 0.09% increase in the sub-advisory fees will not be waived by the Adviser.

      The table below illustrates the fees and expenses currently applicable if you buy and hold the Retail Class, Retirement Class and Institutional Class shares of the Fund, as well as pro forma fees and expenses, which reflect the 0.09% increase in the Fund's overall management fee and annual net expenses.

                                    Retail                     Retirement    Pro Forma      Institutional  Pro Forma
                                    Class      Pro Forma          Class     Retirement         Class       Institutional
                                   12/31/02   Retail Class      12/31/02       Class          12/31/02       Class
                                   --------   ------------      --------       -----          --------       -----
SHAREHOLDER FEES
(Fees paid directly from your
investment)                          None         None            None         None             None         None
ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted
from fund assets)
Management fee                      0.75%        0.84%            0.75%        0.84%           0.75%         0.84%
Distribution (12b-1) fee            0.10%        0.10%            None         None             None         None
Other expenses(1)                   0.51%        0.51%            0.27%        0.27%           0.39%         0.39%
                                    -----        -----            -----        -----           -----         -----
Total annual operating expenses     1.36%        1.45%            1.02%        1.11%           1.14%         1.23%
Fee waiver and expense
reimbursement                     (0.21%)(2)   (0.21%)(2)      (0.12%)(3)   (0.12%)(3)       (0.36%)(4)   (0.36%)(4)
                                  -------      -------         -------      -------          ----------   -------
Net expenses                       1.15%(5)      1.24%          0.90%(6)       0.99%          0.78%(7)       0.87%

(1) "Other expenses" include printing and transfer agency fees which are class specific.

(2) Previously, the Investment Adviser agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 1.15% for the Retail Class. The Investment Adviser will continue to waive fees and reimburse expenses; however, the Adviser will not waive fees and reimburse expenses with respect to the 0.09% increase in the management fee. Therefore, the Investment Adviser will continue to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments to broker-dealers, to 1.24% for the Retail Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2004.

(3) Previously, the Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.90% for the Retirement Class. The Investment Adviser will continue to waive fees and reimburse expenses; however, the Adviser will not waive fees and reimburse expenses with respect to the 0.09% increase in the management fee. Therefore, the Investment Adviser will continue to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments to broker-dealers, to 0.99% for the Retirement Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2004.

(4) Previously, the Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.78% for the Institutional Class. The Investment Adviser will continue to waive fees and reimburse expenses; however, the Adviser will not waive fees and reimburse expenses with respect to the 0.09% increase in the management fee. Therefore, the Investment Adviser will continue to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments to broker-dealers, to 0.87% for the Institutional Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2004.

(5) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the net annual fund operating expenses of the Retail Class to 1.12%.

(6) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the net annual fund operating expenses of the Retirement Class to 0.88%.

(7) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the net annual fund operating expenses of the Institutional Class to 0.75%.

EXAMPLE

      This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-     You reinvested all dividends and other distributions.

-     The Fund's average annual return was 5%.

-     The Fund's operating expenses remain the same.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR    3 YEARS*     5 YEARS*      10 YEARS*
                                              ------    --------     --------      ---------
RETAIL CLASS                                  $117      $411         $727          $1,628
RETAIL CLASS - PRO FORMA                      $126      $439         $775          $1,729

RETIREMENT CLASS                              $92       $313         $553          $1,242
RETIREMENT CLASS - PRO FORMA                  $101      $341         $601          $1,346

INSTITUTIONAL CLASS                           $80       $327         $597          $1,371
INSTITUTIONAL CLASS - PRO FORMA               $89       $356         $645          $1,475


      The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

----------

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2004. Thus, the 3, 5 and 10 Years example reflects the waiver and reimbursement only for the first year.

      The fees payable to Marsico and Sands have been fully negotiated and represent significant discounts from stated fee schedules. However, these strategies are at fee rates higher than that of Provident. The Adviser, the Board and the Annuity Board believe the investment performance associated with the hiring of Marsico and Sands will compensate the Fund for the higher fees. Confidence in Marsico and Sands is based on each having demonstrated, through their performance history, the benefits of their respective investment strategies and philosophies.

      Although the Fund's overall management fees and annual net expenses will increase by 0.09% of average net assets, the Board found the compensation payable to bear a reasonable relationship to the services to be rendered and to be fair and equitable. Among other things, the Board considered information provided by the Adviser which showed that the increase associated with higher sub-advisory fees would result in the Fund's annual net expenses being in the second quartile of comparable mutual fund peers, a level that remains favorable to the Fund with regard to expense competitiveness.

      For the reasons stated above, the Board and the Annuity Board, as controlling shareholder of the Fund, approved the increase in fees associated with the appointment of Marisco and Sands as sub-advisers to the Fund.

PORTFOLIO TRANSACTIONS

      For the fiscal year ended December 31, 2002, the Fund did not execute transactions through broker-dealers affiliated with the Fund's sub-advisers directing the transactions.

                                             By Order of the Board of Trustees,

                                               /s/ Randy R. Miller
October 7, 2003                                Vice President and Secretary

                                   APPENDIX A

     SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF THE FUND


                                                                                   NUMBER AND PERCENTAGE OF SHARES
                                                                                             OWNED AS OF
                                                                                         SEPTEMBER 25, 2003
                                                                                    *(PERCENTAGE OF SHARES OWNED
                                                                                           ROUNDED TO THE
CLASS OF FUND                     SHAREHOLDER NAME AND ADDRESS                        NEAREST WHOLE PERCENTAGE)
--------------                    ----------------------------                        -------------------------
Growth Equity Fund                ABSBC Fixed Benefit Plan
(Retail Class)                    PO BOX 2190
                                  Dallas, Texas  75221-2190                                  1,559,252       80.08%

Growth Equity Fund                STATE STREET BANK & TRUST
(Retail Class)                    FBO Baylor Health Care Systems
                                  Battery March Park III
                                  3 Pennyhill Drive
                                  Quincy, Massachusetts  02169                                 136,221         7.0%

Growth Equity Fund                ABSBC Fixed Benefit Plan
(Retirement Class)                PO BOX 2190
                                  Dallas, Texas  75221-2190                                 19,265,578       21.82%

Growth Equity Fund                ABSBC Global Equity Blended Fund
(Retirement Class)                PO BOX 2190
                                  Dallas, Texas  75221-2190                                 16,595,642       18.79%

Growth Equity Fund                ABSBC CHAP
(Retirement Class)                PO BOX 2190
                                  Dallas, Texas  75221-2190                                 14,821,770       16.78%

Growth Equity Fund                ABSBC Capital Opportunities Blended Fund
(Retirement Class)                PO BOX 2190
                                  Dallas, Texas  75221-2190                                 14,157,296       16.03%

Growth Equity Fund                ABSBC Growth & Income Blended Fund
(Retirement Class)                PO BOX 2190
                                  Dallas, Texas  75221-2190                                 12,157,614       13.77%

Growth Equity Fund                ABSBC CAP
(Retirement Class)                PO BOX 2190
                                  Dallas, Texas  75221-2190                                  8,691,351        9.84%

Growth Equity Fund                ABSBC CAP
(Institutional Class)             PO BOX 2190
                                  Dallas, Texas  75221-2190                                  3,127,729       36.70%

Growth Equity Fund                ABSBC Capital Opportunities Fund I
(Institutional Class)             PO BOX 2190
                                  Dallas, Texas  75221-2190                                  1,381,448       16.21%

Growth Equity Fund                ABSBC Growth & Income Fund I
(Institutional Class)             PO BOX 2190
                                  Dallas, Texas  75221-2190                                  1,191,324       13.98%

                                                                                   NUMBER AND PERCENTAGE OF SHARES
                                                                                             OWNED AS OF
                                                                                         SEPTEMBER 25, 2003
                                                                                    *(PERCENTAGE OF SHARES OWNED
                                                                                           ROUNDED TO THE
CLASS OF FUND                     SHAREHOLDER NAME AND ADDRESS                        NEAREST WHOLE PERCENTAGE)
--------------                    ----------------------------                        -------------------------
Growth Equity Fund                ABSBC Employer Asset Plan
(Institutional Class)             POBOX 2190
                                  Dallas, Texas  75221-2190                                  1,039,994       12.20%

Growth Equity Fund                ABSBC Global Equity Fund I
(Institutional Class)             PO BOX 2190
                                  Dallas, Texas  75221-2190                                    818,178        9.60%

Growth Equity Fund                ABSBC Fixed Benefit Plan
(Institutional Class)             POBOX 2190
                                  Dallas, Texas  75221-2190                                    622,407        7.30%

                                   APPENDIX B

                         MORE INFORMATION ABOUT MARSICO

   Marsico is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202


Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officer, directors or general partners of
Marsico:

NAME                                  TITLE / PRINCIPAL OCCUPATION        ADDRESS
----                                  ----------------------------        -------
Thomas F. Marsico                     Chairman & CEO                      1200 17th St, Suite 1300
                                                                          Denver, CO 80202

Christopher J. Marsico                President                           Same

Christie L. Austin                    Executive Vice President            Same

Steven R. Carlson                     CFO, Vice President, Treasurer      Same

Thomas M. Kerwin                      General Counsel, VP, Secretary      Same

Mary L. Watson                        COO, VP, Asst. Secretary            Same

      Listed below is information regarding the controlling persons or entities of Marsico. For this purpose, control has the same definition as found in the 1940 Act.

                                                                                    NATURE OF CONTROLLING
CONTROLLING PERSON/ENTITY AND ADDRESS              BASIS OF CONTROL                PERSON/ENTITY'S BUSINESS
-------------------------------------              ----------------                ------------------------
Bank of America, N.A.                                Wholly Owned                            Bank
100 North Tryon Street
Charlotte, North Carolina 28255


      Marsico also serves as investment adviser or sub-adviser to the following investment companies which have investment objectives similar to the Growth Equity Fund, at the fee rates set forth below.

                                                APPROXIMATE NET ASSETS
                                               AS OF SEPTEMBER 15, 2003
                 FUND                                (IN MILLIONS)               ANNUAL INVESTMENT ADVISORY FEE
                 ----                                -------------               ------------------------------
American Skandia
   ASAF Marsico Capital Growth                          $653.40                  0.40% on first $1.5 billion
   AST Marsico Capital Growth                         $1,412.00                  0.35% on all assets > $1.5
                                                                                 billion

ING Fund
   GCG Growth Series                                    $763.60                  0.45% on first $500 million
                                                                                 0.40% on assets > $500 million
                                                                                    and <$1.5 billion
                                                                                 0.35% on assets > $1.5 billion

Marsico Funds
   Marsico Focus Fund                                 $2,305.30                  0.85%
   Marsico Growth Fund                                  $782.00

                                   APPENDIX C

                          MORE INFORMATION ABOUT SANDS

            Sands is located at 1001 19th Street North, Suite 1450,
                           Arlington, Virginia 22209.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officer, directors or general partners of
Sands:

                NAME                     TITLE / PRINCIPAL OCCUPATION                  ADDRESS
                ----                     ----------------------------                  -------
Frank M. Sands, Sr., CFA              President, Chief Investment         1001 19th Street N., Suite 1450,
                                      Officer & Director (since Feb.      Arlington, VA  22209
                                      1992)

Frank M. Sands, Jr., CFA              Sr. VP, Director of Research and    Same
                                      Director (since July 2000)
                                      formerly Principal, Research
                                      Analyst & Portfolio Manager -
                                      Fayez-Sarofim & Co.

William L. Johnson                    Sr. VP, Treasurer (since Feb.       Same
                                      1992)

Marjorie R. Sands                     Director (since Feb. 1992)          Same

Robert C. Puff, Jr.                   Director (since July 2002)          8 Davis Rd, Marblehead, MA  01945
                                      formerly CIO of American Century
                                      Investment Management, Inc.

      Listed below is information regarding the controlling persons or entities of Sands. For this purpose, control has the same definition as found in the 1940 Act.

   CONTROLLING PERSON/ENTITY AND                                                    NATURE OF CONTROLLING
              ADDRESS                            BASIS OF CONTROL                  PERSON/ENTITY'S BUSINESS
              -------                            ----------------                  ------------------------
Frank M. Sands, Sr., CFA*               President & Director                  Portfolio Management
Marjorie R. Sands*                      Director                              Consultant
William L. Johnson*                     Sr. VP, Treasurer                     Portfolio Management
Frank M. Sands, Jr., CFA*               Sr. VP, Director                      Portfolio Management
Robert C. Puff, Jr.*                    Director                              Consultant

---------------

*     1001 19th Street North, Suite 1450, Arlington, Virginia 22209.

      Sands also serves as investment adviser or sub-adviser to the following investment companies which have investment objectives similar to the Growth Equity Fund, at the fee rates set forth below.

                                              APPROXIMATE NET ASSETS
                                             AS OF SEPTEMBER 15, 2003                 ANNUAL INVESTMENT
                FUND                              (IN MILLIONS)                          ADVISORY FEE
                ----                              -------------                          ------------
Pitcairn Select Growth Fund                            $43.82                0.40% on all assets

FRIC Tax Managed Large Cap Fund                        $58.65                0.30% First $250 million
                                                                             0.25% $250 to 500 million
                                                                             0.20% $500 million to 1 billion
                                                                             0.15% all assets over $1 billion


                                      C-2